UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2021

TRUTANKLESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54219	26-2137574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15720 N Greenway Hayden Loop, Suite 2

Scottsdale, Arizona 85260

(Address of Principal Executive Offices, including zip code)

(480) 275-7572

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 4, 2020 the Company issued a press release providing a business update. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information in this Form 8-K provided under Item 7.01 and Exhibit 99.1 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 4th, 2020, titled “Trutankless, Inc. Announces North American Production”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUTANKLESS, INC.

Date: February 4, 2021

/s/ Michael Stebbins
By: Michael Stebbins, CEO